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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 15, 1999




                           THE COOPER COMPANIES, INC.

             (Exact name of registrant as specified in its charter)



   Delaware                              1-8597                     94-2657368
(State or other jurisdiction    (Commission File Number)    (IRS Employer Identification No.)
     of incorporation)


       6140 Stoneridge Mall Road, Suite 590, Pleasanton, California 94588
                    (Address of principal executive offices)

                                 (925) 460-3600
              (Registrant's telephone number, including area code)


================================================================================







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ITEM 2. Acquisition or Disposition of Assets.

Statements in this report that are not based on historical fact may be "forward-looking statements" as defined by the Private Securities Litigation Reform Act of 1995. They include words like "may," "will," "expect," "estimate," "anticipate," "continue" or similar terms and reflect The Cooper Companies, Inc.'s ("Cooper") current analysis of existing trends. Actual results could differ materially from those indicated due to: major changes in business conditions and the economy, loss of key senior Management, major disruptions in the operations of Cooper's manufacturing facilities, new competitors or technologies, significant disruptions caused by the failure of third parties to address the Year 2000 issue or by unforeseen delays in completing Cooper's Year 2000 compliance program, acquisition integration costs, foreign currency exchange exposure including the potential impact of the Euro, investments in research and development and other start-up projects, dilution to earnings per share from acquisitions or issuing stock, regulatory issues, significant environmental clean-up costs above those already accrued, litigation costs, costs of business divestitures, and items listed in the Company's SEC reports, including the section entitled "Business " in its Annual Report on Form 10-K for the year ended October 31, 1998.

On April 15, 1999, Hospital Group of America, Inc., a Delaware corporation ("HGA") and wholly owned subsidiary of The Cooper Companies, Inc., a Delaware corporation (the "Company"), sold (the "Disposition") substantially all of its assets to Universal Health Services, Inc., a Delaware corporation ("UHS") and certain subsidiaries of UHS (collectively with UHS, the "UHS Group"). The assets were sold pursuant to an Asset Purchase Agreement dated March 12, 1999 by and among the Company, HGA and certain of its subsidiaries and the UHS Group (the "Asset Purchase Agreement") and consist of behavioral health facilities and related contracts and other assets. A press release announcing the Disposition is attached as Exhibit 99.1 hereto and incorporated herein by reference.

The Company received approximately $27 million in cash at the closing and may receive up to an additional $3 million if certain contingencies are met. These amounts were determined through arms-length negotiations. The Company has used approximately $25 million of the proceeds from the Disposition to repay a portion of its debt carrying an average interest rate of approximately 7% and intends to use the balance to make further debt repayments or other investments that meet its rate of return targets.

The description of the Asset Purchase Agreement set forth herein does not purport to be complete and is qualified in its entirety by the provisions of the Asset Purchase Agreement, a copy of which his attached as Exhibit 2.1 hereto and incorporated herein by reference. The schedules, exhibits and appendices (the "Attachments") to the Asset Purchase Agreement, listed below, do not contain information which is material to an investment decision and have, therefore, not been attached to this filing, pursuant to Item 601 of Regulation S-K. The Company will supplementally furnish the Commission with a copy of any such Attachments upon request. The following list identifies the contents of the
Attachments:

        Schedule 1.1(b)      Tangible Personal Property
        Schedule 1.1(e)      Contractual Obligations Relating to Records
        Schedule 1.1(f)      Assumed Contracts







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

        Schedule 1.1(j)      Investments
        Schedule 1.1(p)      Contracts Related to Employee Benefit Plans
        Schedule 1.2(a)      Rejected Investments
        Schedule 1.2(e)      Excluded Contracts
        Schedule 1.7(d)      Employment Contracts
        Schedule 2.2         Authorization; Validity and Effect of Agreements
        Schedule 2.3         Subsidiaries; Debt and Equity Securities
        Schedule 2.4         Capitalization; Outstanding Rights, Warrants, etc.
        Schedule 2.6         Officers and Directors
        Schedule 2.7         Financial Statements
        Schedule 2.8         Absence of Undisclosed Liabilities
        Schedule 2.9         Absence of Certain Changes or Events
        Schedule 2.10        Taxes
        Schedule 2.11        Real Property
        Schedule 2.11(a)     Interests in Real Property
        Schedule 2.11(g)     Zoning Endorsement
        Schedule 2.12(a)     Title to Property and Assets
        Schedule 2.12(b)     Exceptions to Sufficiency of Purchase Assets
        Schedule 2.14        List of Contracts and Other Data
        Schedule 2.15        Exceptions to No Breach or Default
        Schedule 2.16        Labor Controversies
        Schedule 2.17        Litigation
        Schedule 2.19        Licenses; Permits; Authorizations
        Schedule 2.20(a)     Compliance with Applicable Law; Environmental Laws
        Schedule 2.20(b)     Prohibited Activities
        Schedule 2.21.1      Employee Benefit Plans
        Schedule 2.21.2      Employees
        Schedule 2.21.3      Employee Relations
        Schedule 2.23        Trade Receivables; Trade Notes and Accounts
                             Payable; Prepaid Contracts
        Schedule 2.26        Insurance Policies; Pending Insurance Claims
        Schedule 2.27        Professional Staff; Medicare, Medicaid and Other
                             Health Care Programs
        Schedule 2.29        Suppliers and Providers of Services
        Schedule 2.30        Related Party Transactions
        Schedule 2.31        Management Contracts and Related Agreements
        Schedule 3.2         Authorization; Validity and Effect of Agreements
        Schedule 4.2         Releases, Consents and Estoppels
        Schedule 4.3(c)      Compensation Increases
        Schedule 5.3(a)      Excluded Employees
        Schedule 6.3         Allocation of Purchase Price
        Schedule 8.1         Contractual Obligations Relating to Records
        Exhibit A            List of Facility Locations
        Exhibit B            List of Management Contracts
        Exhibit C            Accounting Procedures
        Exhibit D            Form of Opinion of Sellers' Counsel





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

        Exhibit E            Form of Opinion of UHS Group's Counsel
        Appendix I           Forms of Warranty Deed, Bill of Sale and Assignment
        Appendix II          Form of Assumption Agreement


ITEM 7.  Financial Statements and Exhibits.

(a)     Financial Statements of Businesses acquired.  Not applicable.

(b)     Pro Forma Financial Information.

The following unaudited pro forma consolidated condensed financial statements are filed with this report:

                                                                            Page

Pro Forma Consolidated Condensed Statements of Income:
        Year Ended October 31, 1998                                        F-1
        Three Months Ended January 31, 1999                                F-2
Pro Forma Consolidated Condensed Balance Sheet as at January 31, 1999      F-3



The Pro Forma Consolidated Condensed Balance Sheet as at January 31, 1999 reflects the Company's financial position after giving effect to the Disposition discussed in Item 2 and assumes the Disposition occurred on January 31, 1999. The Pro Forma Consolidated Condensed Statements of Income for the fiscal year ended October 31, 1998 and the three months ended January 31, 1999 assume that the Disposition occurred on November 1, 1997 and are based on the continuing operations of the Company for each of the aforementioned periods.

The unaudited pro forma consolidated condensed financial statements included in this report ("Pro Formas") have been prepared by and include assumptions deemed appropriate by the Company's Management. The Pro Formas are presented for illustrative purposes only and are not necessarily indicative of future results or of the actual results that may have occurred if the Disposition had occurred on the dates presented. The Pro Formas should be read in conjunction with the Company's historical financial statements and related notes. Note that these historical financial statements will reflect the Disposition beginning on the closing date of April 15, 1999.

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(c)     Exhibits.

Exhibit
   No.                       Description
------                      --------------
   2.1         Asset Purchase Agreement Between The Cooper Companies, Inc. and
               Universal

  99.1         Press Release dated April 15, 1999 of The Cooper Companies, Inc.










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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       THE COOPER COMPANIES, INC.



                                       By   /s/ Stephen C.  Whiteford
                                            ----------------------------------
                                                Stephen C. Whiteford
                                                Vice President and
                                                Corporate Controller
                                                (Principal Accounting Officer)

Dated:  April 30, 1999








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                   THE COOPER COMPANIES, INC. AND SUBSIDIARIES
              Pro Forma Consolidated Condensed Statements of Income
                    (In thousands, except per share figures)
                                   (Unaudited)

                                                                  Year Ended
                                                                 October 31, 1998
                                                     ------------------------------------------
                                                                      Pro forma
                                                       Historical    Adjustments      Pro forma
                                                     -------------   -----------      ---------
 Net sales                                           $ 147,192       $      --       $147,192
 Cost of sales                                          55,764              --         55,764
                                                     ---------       ----------       -------
 Gross profit                                           91,428              --         91,428
 Selling, general and administrative  expense           56,226              --         56,226
 Research and development expense                        1,944              --          1,944
 Amortization of intangibles                             3,558              --          3,558
                                                     ---------       ----------       -------
 Income from operations                                 29,700              --         29,700
                                                     ---------       ----------       -------
 Interest expense                                        6,253          (2,386) (1)     3,867
 Settlement of disputes, net                             1,250              --          1,250
 Other income, net                                         890              --            890
                                                     ---------       ----------       -------
 Income from continuing operations before income
  taxes                                                 23,087           2,386         25,473
 (Benefit of) provision for income taxes               (34,723)            797  (2)   (33,926)
                                                     ---------      -----------      --------
 Income from continuing operations                   $  57,810      $    1,589       $ 59,399
                                                     =========      ===========      ========

 Earnings per share from continuing operations:
    Basic                                             $   3.90                        $  4.01
    Diluted                                           $   3.79                        $  3.89

 Number of shares used to compute earnings per share:
    Basic                                               14,828              --         14,828
    Diluted                                             15,269              --         15,269



 (1) To reflect reduction of interest expense assuming repayment of debt using all of the proceeds from the disposition.

 (2) To record the tax impact on reduced interest expense at a weighted average tax rate of 33.4%.

                                       F1








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                   THE COOPER COMPANIES, INC. AND SUBSIDIARIES
              Pro Forma Consolidated Condensed Statements of Income
                    (In thousands, except per share figures)
                                   (Unaudited)

                                                              Three Months Ended
                                                               January 31, 1999
                                                 ---------------------------------------------
                                                                    Pro forma
                                                 Historical        Adjustments      Pro forma
                                                 ----------        -----------      ---------
 Net sales                                       $  34,959       $    --            $ 34,959
 Cost of sales                                      13,416            --              13,416
                                                 ---------       ------------       --------
 Gross profit                                       21,543            --              21,543
 Selling, general and administrative  expense       14,222            --              14,222
 Research and development expense                      461            --                 461
 Amortization of intangibles                           957            --                 957
                                                 ---------       ------------       --------

 Income from operations                              5,903            --               5,903
                                                 ---------       ------------       --------
 Interest expense                                    1,849          (614) (1)           1,235
 Settlement of disputes, net                             -            --                  --
 Other income, net                                      34            --                  34
                                                 ---------       ------------       --------
 Income from continuing operations before
  income taxes                                       4,088           614               4,702
 Provision for income taxes                          1,447           217 (2)           1,664
                                                  ---------      ------------       --------
 Income from continuing operations                $  2,641        $  397            $  3,038
                                                  =========      ============       ========

 Earnings per share from continuing operations:
    Basic                                         $   0.18                           $  0.21
    Diluted                                       $   0.18                           $  0.21

 Number of shares used to compute earnings per
  share:
    Basic                                           14,427            --              14,427
    Diluted                                         14,668            --              14,668

 (1) To reflect reduction of interest expense assuming repayment of debt using all of the proceeds from the disposition.

 (2) To record the tax impact on reduced interest expense at the Company's estimated full year effective tax rate of 35.4%

                                        F2








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                   THE COOPER COMPANIES, INC. AND SUBSIDIARIES
                 Pro Forma Consolidated Condensed Balance Sheet
                                January 31, 1999
                                 (In thousands)
                                   (Unaudited)

                                                                     Forma Pro
                                                       Historical    Adjustments     Pro Forma
                                                       ----------    -----------     ---------
                                     ASSETS
 Current assets:
    Cash and cash equivalents                           $   5,774     $     --       $   5,774
    Trade receivables, net                                 23,707           --          23,707
    Inventories                                            34,557           --          34,557
    Deferred tax asset                                     15,082           --          15,082
    Net assets of discontinued operations                  26,524       (26,524)            --
    Other current assets                                    4,678         2,393 (1)      7,071
                                                         --------      --------       --------
        Total Current Assets                              110,322       (24,131)        86,191
 Property, plant and equipment, net                        35,438            --         35,438
 Goodwill and other intangibles, net                       83,419            --         83,419
 Deferred tax asset                                        52,292         4,793 (4)     57,085
 Other assets                                               8,157            --          8,157
                                                        ---------     ---------      ---------
                                                        $ 289,628     $ (19,338)     $ 270,290
                                                        =========     =========      =========

                      LIABILITIES AND STOCKHOLDERS' EQUITY
 Current liabilities:
    Accounts and notes payable                          $  14,452     $      --      $  14,452
    Current portion of long-term debt                       3,271            --          3,271
    Accrued income taxes                                    8,805            --          8,805
    Other current liabilities                              15,620         4,045 (2)     19,665
                                                        ---------     ---------      ---------
        Total current liabilities                          42,148         4,045         46,193
 Long-term debt                                            77,659       (27,000)(3)     50,659
 Other noncurrent liabilities                              22,511            --         22,511
                                                        ---------     ---------      ---------
        Total Liabilities                                 142,318       (22,955)       119,363
                                                        ---------     ---------      ---------

 Stockholders' equity:
    Common stock, $.10 par value                            1,492            --          1,492
    Additional paid-in capital                            251,230            --        251,230
    Accumulated other comprehensive loss                     (899)           --           (899)
    Accumulated deficit                                   (94,684)        3,617        (91,067)
    Less, treasury stock at cost                           (9,829)           --         (9,829)
                                                        ---------     ---------      ---------
        Total stockholders' equity                        147,310         3,617        150,927
                                                        ---------     ---------      ---------
                                                        $ 289,628     $ (19,338)     $ 270,290
                                                        =========     =========      =========

 (1) Reclassification of net receivables retained following disposition
 (2) Provision for disposition costs
 (3) Reflects the use of all of the proceeds from the disposition to repay debt
 (4) To reverse net deferred tax liabilities associated with disposition.



                                               F3







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                                  EXHIBIT INDEX



Exhibit                                                                 Sequentially
  No.          Description                                              Numbered Page
------         -----------                                              -------------
 2.1           Asset Purchase Agreement Between The Cooper
               Companies, Inc. and Universal

99.1           Press Release dated April 15, 1999 of The Cooper
               Companies, Inc.


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